                                                                    Exhibit 10.3





                            REGISTRATION AGREEMENT

                                    between

                           CYPRESS BIOSCIENCE, INC.,

                                      and

                         FRESENIUS AKTIENGESELLSCHAFT,



                             Dated March 26, 1999

                               Table Of Contents

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1.   INTRODUCTION..........................................................    1

2.   REGISTRATION UNDER SECURITIES ACT, ETC................................    1

     2.1  Registration on Request..........................................    1

          2.1.1   Requests.................................................    1

          2.1.2   Registration Statement Form..............................    2

          2.1.3   Expenses.................................................    2

          2.1.4   Effective Registration Statement.........................    2

          2.1.5   Priority in Requested Registrations......................    3

          2.1.6   Other Securities.........................................    3

      2.2 Incidental Registration..........................................    4

          2.2.1   Notices; Obligation to Register..........................    4

          2.2.2   Effect on Requested Registrations; Expenses..............    4

      2.3 Registration Procedures..........................................    4

          2.3.1   Procedures...............................................    4

          2.3.2   Information Concerning Holders...........................    7

      2.4 Underwritten Offerings...........................................    8

          2.4.1   Selection of Underwriters in Requested Offerings.........    8

          2.4.2   Incidental Underwritten Offerings........................    8

          2.4.3   Other Registration Rights................................    8

          2.4.4   Suspension of Effectiveness of Registration Statement....    9

      2.5 Indemnification and Contribution.................................    9

          2.5.1   Indemnification by the Company...........................    9

          2.5.2   Indemnification by the Sellers...........................   10

          2.5.3   Notices of Claims, etc...................................   10

          2.5.4   Contribution.............................................   11

          2.5.5   Other Indemnification and Contribution...................   12

          2.5.6   Payments.................................................   12

3.   GENERAL...............................................................   12

          3.1     Rule 144.................................................   12

          3.2     Nominees for Beneficial Owners...........................   12

                                      i.
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

                               Table of Contents
                                  (continued)
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          3.3     Amendments and Waivers...................................   12

          3.4     Notices..................................................   13

          3.5     Certain Definitions......................................   13

          3.6     Determination of Percentages of Registrable Securities...   14

          3.7     Consolidation, Merger, Etc...............................   14

          3.8     Restrictive Legends......................................   15

          3.9     Company Cooperation......................................   16

          3.10    Miscellaneous............................................   16

          3.11    Arbitration..............................................   16

          3.12    Attorneys' Fees..........................................   17

          3.13    Official Language........................................   17

                                      ii.

                            REGISTRATION AGREEMENT

     REGISTRATION AGREEMENT, dated as of March 26, 1999 (the "Agreement"), between CYPRESS BIOSCIENCE, INC., a Delaware corporation (the "Company"), and FRESENIUS AKTIENGESELLSCHAFT, a German corporation ("Fresenius").

1. INTRODUCTION. Fresenius and the Company have entered into a series of related agreements providing for the purchase by Fresenius, on the date hereof and from time to time hereafter, of shares of the Company common stock, par value $0.02 per share (the "Common Stock"). Pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of the date hereof, between Fresenius and the Company, Fresenius has purchased 297,530 shares of Common Stock on the terms and conditions set forth therein. Pursuant to the License and Distribution Agreement (the "License and Distribution Agreement") dated as of the date hereof, Fresenius, Fresenius Hemotechnology, Inc. and the Company have entered into certain arrangements whereby Fresenius agreed to make certain payments to the Company which shall take the form of purchases of additional Common Stock. In addition, on the date hereof, Fresenius has been issued warrants (the "Warrants") to purchase 342,466 shares of Common Stock at a purchase price of $7.50 per share, exercisable during the three-year period commencing on the date hereof. The Company has agreed to grant to Fresenius the right to require that such Common Stock be registered for sale under the Securities Act under the terms and conditions set forth herein. Certain capitalized terms used in this Agreement are defined in Section 3.5.

2.  REGISTRATION UNDER SECURITIES ACT, ETC.

    2.1  Registration on Request.

         2.1.1 Requests. Subject to the conditions of this Section 2.1 and the other terms and conditions of this Agreement, at any time or from time to time after the first anniversary of the date hereof, upon the written request of one or more Qualified Holders requesting that the Company shall use its reasonable efforts to effect the registration under the Securities Act of all or any part of such Qualified Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company shall promptly give written notice of such requested registration to all holders of record of Registrable Securities, and thereupon the Company shall, as expeditiously as reasonably possible, use all reasonable efforts to effect the registration under the Securities Act of:

                (i) the Registrable Securities which the Company has been so requested to register by such Qualified Holder or Holders, for disposition in accordance with the intended method of disposition stated in such request;

               (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 10 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition thereof); and

                                      2.

               (iii) all shares of Common Stock which the Company may elect to register (for itself or for any other Person) in connection with the offering of Registrable Securities pursuant to this Section 2.1 by having given notice of such election, specifying the number of shares to be so included, to each holder of Registrable Securities within 10 days of its receipt of the notice from such Qualified Holder or Holders;

all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 2.1. Subject to the other terms and conditions hereof (including without limitation Section 2.1.4 hereof), the holders of a majority of Registrable Securities included, or sought to be included, in any registration pursuant to this Section 2.1 may at any time give notice to the Company that they are withdrawing the request for such registration; provided, however, that, subject to Section 2.1.4, such initial request for inclusion will be counted as the one registration that the Company is required to effect.

         2.1.2 Registration Statement Form. The registration of the Registrable Securities under this Section 2.1 shall be required to be effected by the Company only if the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for registration is permitted to be made pursuant to a registration statement on Form S-3 (or any successor form thereto), provided that the Company shall not be required to maintain the effectiveness of the prospectus included in such registration statement for more than 90 days.

         2.1.3 Expenses. The Company will pay all Registration Expenses in connection with the registration requested under this Section 2.1.

         2.1.4 Effective Registration Statement. A registration requested pursuant to this Section 2.1 will not be deemed to have been effected (i) (a) unless such registration has become effective and (b) if the method of disposition is a firm commitment underwritten public offering, a closing shall have occurred hereunder (unless, in the case of clause (b), such closing has not occurred as a result of any action or omission on the part of Fresenius), or
(ii) if, after such registration has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or of any court; provided, however, that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of either the underwriter (if any) or holders of a majority of the Registrable Securities which are proposed to be included in such offering shall be deemed to have been effected by the Company pursuant to this Section 2.1 unless (subject to the further provisions of this sentence) such holders shall have elected to pay all Registration Expenses in connection with such registration; and provided, further, that, notwithstanding the immediately preceding proviso, if the Company, after receipt of the request for such registration (the "First Registration"), files a registration statement under the Act covering securities other than Registrable Securities, for its own account or for the account of any other Person (the "Second Registration"), and the holders of a majority of the Registrable Securities which are proposed to be included in the First Registration give notice to the Company, within ten (10) days of notice

                                      2.

of such Second Registration being given to such holders, that they have determined not to proceed with the First Registration due to the effects on the market for the Company's securities of the Second Registration, then the First Registration shall not be deemed to have been effected.

         2.1.5 Priority in Requested Registrations. Subject to Section 2.1.7 below, if a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company or any other Person which are not Registrable Securities) may adversely affect the offering of Registrable Securities, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such adverse effect: (i) first, all Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities (or if the number of Registrable Securities requested to be so included exceeds the number of shares of Common Stock specified by such managing underwriter as being able to be sold in such offering without such adverse effect, then pro rata among such holders on the basis of the number of Registrable Securities requested to be included by such holders), and (ii) second, to the extent of any remaining excess, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof in such proportion as the Company may determine.

         2.1.6 Other Securities. The Company shall be entitled to include in any registration statement referred to in this Section 2.1, for sale in accordance with the notice of the requesting holders of Registrable Securities, shares of Common Stock to be sold by the Company for its own account, or for the account of holders of shares of Common Stock that are not Registrable Securities.

         2.1.7 No Registration Statement Required. The Company shall not be required to effect a registration pursuant to this Section 2.1:

                (a) after the Company has effected one registration pursuant to this Section 2.1, and such registration has been declared or ordered effective;

                (b) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a primary public offering by the Company; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                (c) if within thirty (30) days of receipt of a written request from initiating holders of Registrable Securities pursuant to Section 2.1, the Company gives notice to the holders of Registrable Securities, the Company's intention to make a public offering within ninety (90) days; or

                (d) if the Company shall furnish to holders of Registrable Securities requesting a registration statement pursuant to this Section 2.1, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such

                                      3.

registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety
(90) days after receipt of the request of such holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

     2.2  Incidental Registration.

          2.2.1 Notices; Obligation to Register. If the Company at any time proposes to register any shares of Common Stock under the Securities Act (other than (i) a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public,
(ii) a registration on Form S-8, or any successor form thereto, relating to a stock option plan, stock purchase plan, managing directors' plan, savings or similar plan or (iii) pursuant to Section 2.1 hereof), for its own account or for the account of any holder of any shares of Common Stock, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
Section 2.2. Upon the written request of any such holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and shall state the intended method of disposition thereof), and subject in the case of underwritten offerings to Section 2.4.4 hereof, the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the shares of Common Stock which the Company proposes to register; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registering such shares of Common Stock, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register (and provided the Company acts in accordance with such determination), shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section
2.1 thereof, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

          2.2.2 Effect on Requested Registrations; Expenses. No registration effected pursuant to a request or requests provided for in this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

     2.3  Registration Procedures.

          2.3.1 Procedures. If and whenever the Company is required by the provisions of this Agreement to use all reasonable efforts to effect or cause the registration of any

                                      4.

Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

                 (a) prepare and file with the Securities and Exchange Commission (in the case of a registration pursuant to Section 2.1 hereof, such filing to be made within 60 days after the initial request of one or more Qualified Holders of Registrable Securities) the requisite registration statement with respect to such Registrable Securities (including or incorporating by reference such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its reasonable efforts to cause such registration statement to become and remain effective, provided that before filing such registration statement or any amendment or supplement thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed for review and comment;

                 (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earliest of: (i) in the case of a registration pursuant to Section 2.1 hereof, the earlier to occur of the completion of the offering pursuant to such prospectus and the expiration of 90 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to Section 2.2 hereof, such date as the Company may determine, provided that if such registration relates to an underwritten offering and less than all the Registrable Securities are withdrawn from registration after the expiration of the relevant period, the shares to be so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration (it being understood that the shares sold pursuant to such an offering shall have been allocated among all Persons for whose account such shares are being registered in accordance with the priorities specified in
Section 2.1.5 or 2.4.2 hereof, as applicable).

                 (c) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus and supplements thereto included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller or underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                 (d) use all reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other state securities laws or blue sky laws of such United States jurisdictions as any seller or any underwriter, if any, of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as the registration statement filed under the Securities Act remains in effect and do any and all other acts and things which may be reasonably necessary or

                                      5.

advisable to enable such seller and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                 (e) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                 (f) advise each seller of Registrable Securities covered by such registration statement, promptly after it receives notice thereof, of the time when such registration statement or any amendment thereto has become effective or any related prospectus or any supplement to such prospectus or any amendment to such prospectus has been filed, of the issuance by the Securities and Exchange Commission of any stop order or of any order preventing or suspending the use of any related preliminary prospectus or prospectus, of the suspension of the qualification of such Registrable Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Securities and Exchange Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any such preliminary prospectus or prospectus or suspending any such qualification, to use promptly all reasonable efforts to obtain withdrawal of such order;

                 (g) file promptly all documents required to be filed with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the time such registration statement becomes effective and during any period when any related prospectus is required to be delivered;

                 (h) otherwise use all reasonable efforts to comply with all applicable provisions of the Securities Act and all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

                 (i) provide a depositary or a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                                      6.

           (j) in connection with any offering pursuant to Section 2.1 hereof or in connection with any underwritten offering of Registrable Securities, furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for purposes of such registration, addressed to the underwriters and to such seller making such request, covering such legal matters with respect to such registration as such seller of such Registrable Securities may reasonably request and are customarily included in such an opinion, and (ii) letters, dated the effective date of the registration statement and the date, if any, such securities are delivered to the underwriters for sale pursuant to such registration, from the independent certified public accountants of the Company, addressed to the underwriters and to such seller making such request, covering such financial, statistical and accounting matters with respect to such registration as such seller of such Registrable Securities may reasonably request and are customarily included in such letters; and

           (k) use all reasonable efforts to list all Registrable Securities covered by such registration statement on each securities exchange on which any of the securities of the same class as the Registrable Securities are then listed (which shall be deemed to include any automated quotation system on which any of such securities are then quoted).

Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in clause (f) of this Section 2.3.1, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this
Section 2.3.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 2.3.1 shall be extended by the length of the period from and including the date when the Company shall have given such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 2.3.1.

     2.3.2 Information Concerning Holders. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing for inclusion in the registration statement in accordance with the rules and regulations of the Securities and Exchange Commission or in connection with any registration, qualification, compliance or filing for an exemption under state securities laws.

                                      7.

     2.4  Underwritten Offerings.

          2.4.1 Selection of Underwriters in Requested Offerings. If a requested registration pursuant to Section 2.1 hereof involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of more than 50 % of the Registrable Securities as to which registration has been requested, shall be of recognized national standing (or, if the offering is to be conducted on a multinational basis, recognized international standing), and shall be acceptable to the Company, such acceptance to be not unreasonably withheld.

          2.4.2 Incidental Underwritten Offerings. If the registration statement under which the Company gives notice under Section 2.2 is for an underwritten offering, the Company shall so advise the holders of Registrable Securities. In such event, the right of any such holder of Registrable Securities to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such holder of Registrable Securities participation in such underwriting and the inclusion of such holder of Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Qualified Holders and any other stockholders of the Company holding registration rights pari passu with those granted hereunder on a pro rata basis based on the total number of Registrable Securities held by the Qualified Holders and such other holders; and third, to any other stockholder of the Company (other than a Qualified Holder or a stockholder of the Company holding registration rights pari passu with those granted hereunder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting. If any Qualified Holder disapproves of the terms of any such underwriting, such Qualified Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Qualified Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Qualified Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Qualified Holder", and any pro rata reduction with respect to such "Qualified Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Qualified Holder," as defined in this sentence.

     2.4.3 Other Registration Rights. The Company represents and warrants to the holders of Registrable Securities that, as of the date of this Agreement, it has not agreed to register any securities of the Company under the Securities Act or the laws of any other jurisdiction pursuant to registration rights which conflict with those granted pursuant to this Agreement. The Company agrees that, except with the consent of the holders of a majority of the Registrable Securities, it will not grant any registration rights with respect to its securities that will be senior to the registration rights granted hereunder.

                                      8.

          2.4.4 Suspension of Effectiveness of Registration Statement. Notwithstanding any other provision of this Agreement, following the effectiveness of any registration statement hereunder, the Company may, at any time, suspend the effectiveness of the registration statement for up to no longer than 30 days, as appropriate (a "Suspension Period"), by giving notice to the Qualified Holder(s), if the Company shall have determined that the Company may be required to disclose any material corporate development. The Company will use its best efforts to minimize the length of any Suspension Period. Notwithstanding the foregoing, no more than two Suspension Periods may occur in any twelve (12) month period. Each Qualified Holder agrees that, upon receipt of any notice from the Company of a Suspension Period, such Qualified Holder will not sell any Common Stock of the Company pursuant to the registration statement until (i) such Qualified Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) such Qualified Holder has received copies of any additional supplemental or amended prospectus, if applicable, and (iii) such Qualified Holder has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus. Each Qualified Holder further covenants to notify the Company promptly of the sale of all its Common Stock of the Company.

     2.5  Indemnification and Contribution.

          2.5.1 Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless in the case of any registration statement filed pursuant to Section 2.1 or 2.2 hereof, the holder of any Registrable Securities which are covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (whether arising out of a claim of a party hereto, a third party or otherwise), to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, summary prospectus, notification or offering circular contained therein or otherwise used or approved for use by the Company in the offering pursuant thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding or successfully enforcing the provisions hereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, notification, offering circular, amendment or supplement in reliance upon and in conformity with information

                                      9.

furnished to the Company in writing by such holder or, if the Person seeking indemnification is an underwriter, by such underwriters, in either case expressly for use therein, and (ii) the provisions of this Section 2.5.1 shall not inure to the benefit of any underwriter (or any Person controlling such underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of securities to any Person if such underwriter failed to send or give a copy of the related prospectus, as the same may be then amended or supplemented, to such Person within the time required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          2.5.2 Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section
2.5.1 hereof) the Company, each director of the Company (or each person performing a similar function), each officer of the Company (or each person performing a similar function) and each other Person, if any, who controls the Company within the meaning of the Securities Act, each Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, summary prospectus, notification or offering circular contained therein, or any amendment or supplement thereto, if and to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such holder expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, no such undertaking shall apply to the extent that any loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of the Company to provide such Person with such current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, that the maximum obligation of each such seller of Registrable Securities pursuant to any such undertaking shall be limited to an amount equal to the aggregate sales price of the Registrable Securities of such seller sold pursuant thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          2.5.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.5.1 or 2.5.2 hereof, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.5.1 or 2.5.2 hereof except to the extent that the indemnifying party is actually prejudiced by such

                                      10.

failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof (unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the counsel chosen by such indemnifying party is not reasonably satisfactory to such indemnified party or the indemnifying party does not in fact assume such defense), the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation or enforcement. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party (which shall not be unreasonably withheld) if it does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a complete and unconditional release from all liability in respect of such claim or litigation without any payment or consideration provided by such indemnified party other than a payment or consideration as to which such indemnified party is concurrently indemnified by an equal payment to such indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party (which shall not be unreasonably withheld).

          2.5.4  Contribution.  If the indemnification provided for in Section
2.5.1 or 2.5.2 hereof is unavailable to a party that would have been an indemnified party under such Section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that the liability of a seller of Registrable Securities shall be limited to an amount equal to the aggregate sales price of the Registrable Securities of such seller sold pursuant thereto. The relative fault shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 2.5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2.5.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 2.5.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 2.5.4 hereof if the

                                      11.

indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) and of successfully enforcing the provisions hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          2.5.5 Other Indemnification and Contribution. Indemnification and contribution similar to that specified in Sections 2.5.1, 2.5.2, 2.5.3 and 2.5.4 hereof (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

          2.5.6 Payments. The indemnification and contribution required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.   GENERAL.

     3.1 Rule 144. So long as the shares of Common Stock of the Company are registered pursuant to the requirements of Section 12 of the Exchange Act, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act) and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any holder of Registrable Securities, the Company will inform such holder whether it has complied with such requirements.

     3.2 Nominees for Beneficial Owners. In the event that Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement).

     3.3 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, Fresenius and the holders of more than 50% of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 3.3, whether or not Registrable Securities shall have been marked to indicate such consent.

                                      12.

     3.4 Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (x) actually delivered at said address (evidenced in the case of a telex or telecopy by receipt of the correct answerback or other communication) or (y) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the mails, postage prepaid and registered or certified: (a) if to Fresenius, at its registered address as set forth in the register kept by the Company, (b) if to any holder of other Registrable Securities, to the registered address of such holder as set forth in the Company's transfer records; and (c) if to the Company, to the attention of the Chief Executive Officer at 4350 Executive Drive, Suite 325, San Diego, CA 92121, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

     3.5 Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

     "Affiliate" as defined in Rule 405 under the Securities Act.

     "Common Stock" as defined in Section 1 of this Agreement.

     "Company" as defined in the Preamble to this Agreement.

     "Demand Securities" as defined in Section 2.4.2 of this Agreement.

     "Exchange Act" the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be amended from time to time.

     "First Registration" as defined in Section 2.1.4 of this Agreement.

     "Fresenius" as defined in the Preamble to this Agreement.

     "License and Distribution Agreement" as defined in Section 1 of this Agreement.

     "NASD" the National Association of Securities Dealers, Inc.

     "Person" a corporation, an association, a partnership, an organization, a trust, a business, an individual, a government or political subdivision thereof, a governmental agency or any other entity.

     "Qualified Holders" any holder or holders of Registrable Securities making a written request pursuant to Section 2.1 hereof for the registration of all or part of the Registrable Securities held by such holder or holders if on the date of such request such holder is Fresenius or an Affiliate of Fresenius.

     "Registrable Securities" all shares of Common Stock (i) purchased by Fresenius pursuant to the Securities Purchase Agreement, (ii) purchased by Fresenius through the payment of certain amounts as milestone payments from "Net Profits," as defined in and pursuant to the License and Distribution Agreement, and (iii) issued or issuable upon exercise of the Warrants,

                                      13.

including any securities issued or issuable with respect to such shares of Common Stock or Warrants by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, except for shares of Common Stock which have been distributed to the public pursuant to a registration statement or Rule 144 (or any successor provision) under the Securities Act and except for shares of Common Stock the certificates evidencing which have had the legend specified in Section 3.8 hereof properly removed pursuant to Section 3.8(c) hereof.

     "Registration Expenses" all expenses incident to the Company's performance of or compliance with Section 2 hereof, including without limitation all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses and expenses of formatting for electronic submission to the Securities and Exchange Commission, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements (not to exceed $15,000 per registration hereunder) of a single counsel retained by the holders of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries or fringe benefits of Company personnel or general overhead expenses of the Company, and shall not include premiums or other expenses relating to liability insurance required by underwriters or the Company, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

     "Second Registration" as defined in Section 2.1.4 of this Agreement.

     "Securities Act" the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be amended from time to time.

     "Securities and Exchange Commission" the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Securities Purchase Agreement" as defined in Section 1 of this Agreement.

     "Warrants" as defined in Section 1 of this Agreement.

     3.6 Determination of Percentages of Registrable Securities. For purposes of determining any percentage or specified group of holders of Registrable Securities, holders of securities which are exercisable or exchangeable for, or convertible into, Registrable Securities shall be deemed to be holders of the Registrable Securities which are at the time issuable upon such exercise, exchange or conversion.

     3.7 Consolidation, Merger, Etc. The Company agrees not to effect any consolidation, merger or any transfer of all or substantially all of its properties or assets for

                                      14.

consideration consisting of securities unless, prior to the consummation thereof, the successor corporation or other Person (if other than the Company) resulting from such consolidation or merger or the Person purchasing such properties or assets shall assume, by written instrument executed and mailed or delivered to each holder of Registrable Securities, the due and punctual performance of the obligations of the Company hereunder. The provisions of this
Section 3.8 shall similarly apply to successive consolidations, mergers and transfers.

     3.8  Restrictive Legends.

          3.8.1 Except as otherwise permitted by this Section 3.8, each Registrable Security shall be stamped or otherwise imprinted with a legend in substantially the following form:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered for sale, transferred, sold, assigned, pledged, hypothecated or otherwise disposed of in the absence of such registration or an exemption therefrom under such Act and any applicable state securities laws. Furthermore, such securities may be offered for sale, transferred, sold, assigned, pledged, hypothecated or otherwise disposed of only in compliance with Section
          3.8 of the Registration Agreement dated as of March 26, 1999 between the issuer hereof and Fresenius Aktiengesellschaft, a complete and correct copy of which is available for inspection at the principal office of the issuer of these securities and will be furnished without charge to the holder hereof upon written request.

                 (a) No Registrable Security shall be sold, assigned, encumbered, pledged, hypothecated, given away or in any other manner disposed of or transferred, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process, the laws of descent and distribution or otherwise (a "Transfer") except as permitted by this Section 3.8(b). Any attempted Transfer of any Registrable Security not permitted by this Section 3.8(b) shall be null and void, and the Company shall not in any way give effect to such Transfer. In addition to taking any other actions required by this Section 3.8, prior to any Transfer of any Registrable Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such sale or other transfer and to comply in all other respects with this
Section 3.8(b). Each such notice (x) shall describe the manner and circumstances of the proposed sale or other transfer and (y) shall be accompanied by an opinion of outside counsel, which counsel shall be reasonably satisfactory to the Company, of the holder of such Registrable Securities as to the applicability to the proposed transfer of the registration provisions of the Securities Act. The following provisions shall then apply:

                 (i)       If in the unqualified (except for such
     qualifications as are reasonable and are customary in opinions rendered with respect to similar transactions) opinion of such counsel the proposed sale or other transfer may be effected without registration of such Registrable Securities under the Securities Act, such holder shall thereupon be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate representing such

                                      15.

     Registrable Securities issued upon or in connection with such sale or other transfer shall bear the restrictive legends required by Section 3.8(a) hereof, subject to Section 3.8(c) hereof.

                 (ii) If in the opinion of such counsel the proposed sale or other transfer may not legally be effected without registration of such Registrable Securities under the Securities Act, such holder shall not be entitled to transfer such Registrable Securities until either (x) receipt by the Company of a further notice from such holder pursuant to the foregoing provisions of this Section 3.8(b) and fulfillment of the provisions of clause (i) above or (y) such Registrable Securities have been effectively registered under the Securities Act.

                 (b) The restrictions imposed by Section 3.8(b) hereof upon the transferability of Registrable Securities shall cease and terminate as to any particular Registrable Securities (a) when such Registrable Securities shall have been effectively registered under the Securities Act, or (b) when, in the opinion of either outside counsel, reasonably satisfactory to the Company, for the holder thereof or counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Registrable Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the legend required by Section 3.8(a) hereof.

     3.9 Company Cooperation. From and after such time, if any, as the shares of Common Stock shall cease to be registered under the Exchange Act, the Company agrees to cooperate in such manner as may be reasonably requested by any holder of Registrable Securities in connection with a proposed sale or other transfer of all or any portion of such Registrable Securities in order to permit such holder to utilize exemptions from registration under the Securities Act and state securities laws which may be applicable to the proposed sale or other transfer, including without limitation, if applicable, providing to prospective purchasers the information specified in Rule 144A promulgated under the Securities Act or any similar or successor rule.

     3.10 Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the holders from time to time of Registrable Securities, whether so expressed or not. This Agreement embodies the entire agreement and understanding between the Company and Fresenius and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the domestic substantive laws of the State of New York, without reference to any choice or conflict of laws principles which could cause the application of the domestic substantive laws of any other jurisdiction. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.11 Arbitration. A party asserting the existence of any dispute or controversy arising out of or in connection with this Agreement (a "Dispute"), including any Dispute relating to the existence, materiality or cure of a claimed material breach, shall notify to the other parties to this

                                      16.

Agreement in writing of the existence and subject matter of the Dispute. For a thirtyday period following such notification, the parties shall meet and negotiate in good faith to attempt the resolve the Dispute and shall escalate the Dispute to the respective Chief Executive Officers of the parties if resolutions is not made within the first fifteen days. If such efforts do not resolve the Dispute within such thirty-day period, the Dispute shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association, and except for proceedings commenced to enforce an arbitration award, each party hereby irrevocably waives its right to commence any proceeding in any court with respect to any matter arising under this Agreement. The tribunal shall consist of a sole arbitrator appointed jointly by the parties. In the case of the parties failing to choose a sole arbitrator, the tribunal shall consist of three arbitrators, two of whom shall be appointed by the respective parties and the third arbitrator shall be appointed jointly by the first two. The place of arbitration shall be New York, New York or such other location as the parties shall agree. The language of the arbitration shall be English. No arbitrator shall be an Affiliate, employee, officer or director of either party or of their respective Affiliates, nor shall any Arbitrator have any interest that would be affected in any material respect by the outcome of the Dispute. The decision of the sole arbitrator or of a majority of the arbitrators, where applicable, shall be final and binding on the parties and their respective successors and assigns. The decision shall not be subject to appeal or judicial review except in circumstances of fraud. The prevailing party in any such arbitration shall be entitled to recover reasonable fees of attorneys and other professionals in addition to all court costs and arbitrator's fees which that party may incur as a result. Judgment upon the award granted by the arbitrator(s) may be entered in any court having jurisdiction over the relevant party or its assets.

     3.12 Attorneys' Fees. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses incurred in such action, in addition to any other relief to which such party shall be entitled.

     3.13 Official Language. The parties understand and agree that this document has been prepared only in the English language and that the English language is the official language of this Agreement. No party to this Agreement will assert or allege that it did not understand each and every term of this Agreement.

                                      17.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                                      CYPRESS BIOSCIENCE, INC.,
                                      a Delaware corporation


                                      By:  /s/ Jay Kranzler
                                         ---------------------------

                                      Its:  Chief Executive Officer
                                          --------------------------


                                      FRESENIUS AKTIENGESELLSCHAFT
                                      a German corporation


                                      By:  /s/ Stefan Schulze
                                         ---------------------------

                                      Its:  Executive Vice President
                                          --------------------------

                                      18.